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                                                                   EXHIBIT 10.56

The following documents are substantially similar to Exhibit 10.55 filed herewith.

Lease Approval Agreement dated December 18, 1995, by and among NHP, New Crossings and Oregon Housing. (Albany Residential) VI.A.2

Lease Approval Agreement dated December 18, 1995, by and among NHP, New Crossings and Oregon Housing. (Forest Grove) VI.A.14

Lease Approval Agreement dated December 18, 1995, by and among NHP, New Crossings and Oregon Housing. (McMinnville Residential) VI.A.24